Exhibit 99.1

FOR IMMEDIATE RELEASE

Vesicor Therapeutics Appoints Michael Tolentino, M.D., as Chief Executive Officer

Blackhawk, Calif., March 17, 2026 – Vesicor Therapeutics, Inc., a San Gabriel, California-based early development stage biotechnology corporation focused on the development of p53-based cancer therapeutics delivered via precision-engineered microvesicles and a proposed de-SPAC acquisition target for Black Hawk Acquisition Corporation (Nasdaq: BKHA, BKHAU, BKHAR), today announced that its Board of Directors has appointed Michael Tolentino, M.D., an accomplished biotech leader with deep industry experience, as Chief Executive Officer (CEO), effective March 17, 2026. He succeeds Founder and CEO Luo Feng, Ph.D., who has been appointed Chief Scientific Officer

“Dr. Tolentino is an exceptional leader whose biotech industry expertise, deep relationships across the contract research organization (CRO) and pharma ecosystems and has a proven track record of creating shareholder value is exactly what Vesicor needs in its next CEO,” stated Warren Hosseinion, M.D., Chairman of the Board of Vesicor Therapeutics. “We are honored to have Dr. Tolentino as our new CEO as we work to complete our proposed de-SPAC merger with Blackhawk Acquisition Corporation and seek to accelerate our IND-enabling studies and IND-submission to the FDA.”

“I am delighted to join Vesicor Therapeutics as CEO. I have tremendous respect and admiration for this company, its science and its Founders and I am eager to build upon the technology and work the team has been doing to position itself for an IND submission in 2027. I see significant opportunities to develop potent therapeutics against cancer and create value for our shareholders,” stated Michael Tolentino, M.D.

Dr. Tolentino is a serial entrepreneur and longtime biotechnology leader and widely respected executive with more than 20 years of experience and deep relationships across the Drug Discovery, Pre-Clinical Development, Clinical Development, and Pharmaceutical Industry. In the Laboratory of Dr. Judah Folkman, he discovered the importance of the VEGF pathway in retinal disease and cancer. While at Harvard Medical School, he helped invent and pre-clinically develop Avastin with Genentech, the drug that launched both the retinal and oncologic anti-VEGF industry. He subsequently invented and was the pre-clinical and clinical developer of Bevasiranib, the first RNA interference and siRNA drug taken to clinic for diabetic retinopathy and macular degeneration. He was the Founder and served as CEO, CSO and CMO of Acuity Pharmaceuticals, which merged to form OPKO Health (NASDAQ: OPK) in 2007.

In 2008, he was the scientific founder and consultant for Promedior, Inc., a privately held biotech company that advanced the anti-fibrotic PRM-151 for idiopathic pulmonary fibrosis and myelofibrosis. Promedior was sold to Roche in 2018 for $390 million in cash and contingent payments up to $1 billion.

He Co-founded and was a Board member of Panther Pharmaceuticals from 2018-2023. Concurrently, he was the Co-founding physician and partner of Vision Integrated Partners, a PE-funded ophthalmic roll-up where he founded, directed and incorporated a clinical trial site management organization called Blue Ocean Clinical Research that ran clinical trials with Dr. Tolentino as the principal investigator.

Dr. Tolentino Co-founded Aviceda Therapeutics, invented AVD-104 and served as CSO from 2018-2021 and CTO/CIO from 2018 until 2025, when Aviceda secured $207.5 million Series C financing. He also served on the board of the company from 2018-2024 and helped design and manage the Phase 2-3 clinical trial.

Dr. Tolentino is the Co-founder, CEO and Chairman of Avdarna Therapeutics since 2021. Avdarna is a pre-clinical to clinical developer of novel AI-generated proprietary protein/peptide therapeutics that mimic and enhance the efficacy of current blockbuster drugs like GLP-1, GIP-1, glucagon agonists, checkpoint inhibitors, targeted nucleotide therapeutic gene delivery, cancer-targeted antibodies, nanobodies and ADCs. Avdarna is the pre-clinical to clinical developer for assets generated by Aikium.

He is also the Co-founder and Chief Development Officer of Aikium, Inc. Aikium is revolutionizing therapeutics discovery and development with Yotta-ML, the world’s first proprietary 10^24 protein/peptide sequence structured data-set trained, drug discovery AI platform. The Yotta platform is taught to identify therapeutic agonists or antagonists that bind clinically validated targets such as GLP-1, GIP-1, Glucagon, and checkpoint receptors, as well as previously undruggable targets such as GPCRs, cancer associated antigens, and intracellular proteins. Aikium with Avdarna is rapidly developing novel therapeutics replacing drugs going off patent with more efficacious, longer acting, less toxic, multi-specific and oral drugs. Aikium has also identified protein binders to be developed for novel targets leading to the next-generation peptide/protein therapeutics, antibody drug conjugates, gene therapies and beyond. Cancer antigen targeted peptides discovered by Aikium can be conjugated to microvesicles and be used to specifically target cancer cells for p53 gene delivery and other cancer killing agents such as topoisomerase inhibitors, alkylating agents and microtubule inhibitors.

Dr. Tolentino holds a BA in both Computer Science and Organizational Behavior and Management from Brown University, a M.D. from the University of Massachusetts Chan School of Medicine, completed his Research Fellowships and Residency in Ophthalmology from Harvard Medical School and a Retinal Surgical Clinical Fellowship from the University of Pennsylvania. He served on the Faculty of Cellular, Molecular Biology and Gene Therapy, was a Scientist at the FM Kirby Center for Molecular Ophthalmology, and Clinical Faculty at the Scheie Eye Institute all organization at the University of Pennsylvania.

Forward Looking Statements. Any statements in this press release other than statements of historical fact are forward-looking statements. Forward-looking statements include, but are not limited to, statements about future expectations, plans and prospects for Vesicor Therapeutics, Inc. (“Vesicor”) or, for any statements attributed to Black Hawk Acquisition Corporation, a SPAC, (“BHAC”), including the development and pursuit of regulatory approval of Vesicor’s sole product candidate and, if FDA approval is obtained, commercialization of that product. Vesicor does not have FDA approval for its sole product candidate and has not commenced FDA regulatory approval process for its sole product candidate as of the date of this press release. Any other statements containing the words “believe,” “hope” “will,” “would,” “continue,” “expect,” “should,” “anticipate” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on numerous assumptions and assessments made in light of Vesicor’s experience and perception of historical trends, assumptions, predictions, current conditions, business strategies, operating environment, future developments, geopolitical factors and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Assumptions and predictions by Vesicor or by BHAC may prove to be incorrect. The various factors that could cause Vesicor’s or BHAC’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by forward-looking statements, include, but are not limited to: their respective financial positions and need for financing, including to fund Vesicor’s pursuit of FDA regulatory approval for its sole product candidate; the FDA regulatory review process and whether the sole product candidate will obtain FDA regulatory approval, which approval is not certain; funding and other needs for any future commercialization efforts; whether Vesicor’s sole product candidate will achieve and maintain market acceptance in a very competitive business environment characterized by rapid technological developments; Vesicor’s reliance on third-party suppliers and contractors for FDA regulatory review and, if approval is obtained, to commercially exploit Vesicor’s sole product candidate, including single-source suppliers and contractors; Vesicor’s reliance on third parties to conduct FDA clinical trials; the ability of Vesicor’s sole product candidate, if it receives FDA regulatory approval, to compete successfully with existing and new therapeutics and technologies; and Vesicor’s and any of its collaborators’ ability to protect its intellectual property and proprietary technology essential to the sole product candidate. No assurance can be given that such expectations will be realized and persons reading this communication are, therefore, cautioned not to place undue reliance on these forward-looking statements. Statements in this press release, the communication, by persons are statements of expectations and contain forward looking statements. Additional risks and information about potential impacts of financial, operational, economic, competitive, regulatory, governmental, technological, and other factors that may affect Vesicor or BHAC can be found in BHAC’s filings with the Securities and Exchange Commission concerning Vesicor, the contents of which are not incorporated by reference into, nor do they form part of, this press release. Forward-looking statements in this press release are based on information available to Vesicor, as of the date of this press release and, while Vesicor believes its assumptions or predictions are reasonable, actual results may differ materially. Subject to any obligations under applicable law, Vesicor and BHAC do not undertake any obligation to update any of their respective forward-looking statements, whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations.

Investor Contact: Warren Hosseinion, Chairman of Vesicor

Email: warrenhoss@vesicor.com